UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2003

Memry Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-14068	06-1084424
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Berkshire Boulevard Bethel, Connecticut	06801
(Address of principal executive offices)	(Zip Code)

(203) 739-1100
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Item 5.    Other Events.

On January 23, 2003, Memry Corporation issued a press release setting forth management’s estimate of earnings for the second quarter of fiscal year 2003. A copy of this press release is included as Exhibit 99 hereto and is incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits:

99	Press Release, dated January 23, 2003, issued by Memry Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMRY CORPORATION

Date: January 23, 2003	By:	/S/ JAMES. G. BINCH

James G. Binch Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release, dated January 23, 2003, issued by Memry Corporation.